Exhibit 99

Name:  MHR Capital Partners Master Account LP

Address:  40 West 57th Street, 24th Floor
                New York, New York 10019

Designated Filer:   Mark H. Rachesky, M.D.

Issuer and Ticker Symbol:   Emisphere Technologies, Inc. (EMIS)

Date of Event
    Requiring Statement:   05/09/2006

Signature:        MHR CAPITAL PARTNERS MASTER ACCOUNT LP

                  By:  MHR Advisors LLC,
                       as General Partner

                       By: /s/ Hal Goldstein
                           ---------------------------
                       Name:  Hal Goldstein
                       Title:  Vice President


                                                               Exhibit 99 cont.

Name:  MHR Advisors LLC

Address:  40 West 57th Street, 24th Floor
                New York, New York 10019

Designated Filer:   Mark H. Rachesky, M.D.

Issuer and Ticker Symbol:   Emisphere Technologies, Inc. (EMIS)

Date of Event
    Requiring Statement:   05/09/2006

Signature:        MHR ADVISORS LLC

                  By: /s/ Hal Goldstein
                      ------------------------------
                  Name:  Hal Goldstein
                  Title:  Vice President


                                                              Exhibit 99 cont.

Name:  MHR Institutional Advisors II LLC

Address:  40 West 57th Street, 24th Floor
                New York, New York 10019

Designated Filer:   Mark H. Rachesky, M.D.

Issuer and Ticker Symbol:   Emisphere Technologies, Inc. (EMIS)

Date of Event
    Requiring Statement:   05/09/2006

Signature:        MHR INSTITUTIONAL ADVISORS II LLC

                  By: /s/ Hal Goldstein
                      -------------------------------
                  Name:  Hal Goldstein
                  Title:  Vice President


Name:  MHR Fund Management LLC

Address:  40 West 57th Street, 24th Floor
                New York, New York 10019

Designated Filer:   Mark H. Rachesky, M.D.

Issuer and Ticker Symbol:   Emisphere Technologies, Inc. (EMIS)

Date of Event
    Requiring Statement:   05/09/2006

Signature:        MHR FUND MANAGEMENT LLC

                  By: /s/ Hal Goldstein
                     ---------------------------
                  Name:  Hal Goldstein
                  Title:  Vice President